INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Daedalus Enterprises, Inc. on Form S-8 of our reports dated September 26, 1994 appearing in and incorporated by reference in the Annual Report on Form 10-K of Daedalus Enterprises, Inc. for the year ended July 31, 1994.

                                  /S/ DELOITTE & TOUCHE LLP

                                  DELOITTE & TOUCHE LLP
                                  Ann Arbor, Michigan

September 8, 1995